                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                            GUITAR CENTER, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                              GUITAR CENTER, INC.

[GUITAR CENTER, INC. LOGO]                              [MUSICIAN'S FRIEND LOGO]

                            5795 LINDERO CANYON ROAD
                       WESTLAKE VILLAGE, CALIFORNIA 91362

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2001

                            ------------------------

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Guitar Center, Inc. will be held at the Hyatt Westlake Plaza, 880 South Westlake Boulevard, Westlake Village, California 91361, on Thursday, April 26, 2001, at 9:00 a.m. Pacific time, for the following purposes:

    - to elect a board of seven directors for the ensuing year or until the election and qualification of their respective successors;

    - to adopt our Employee Stock Purchase Plan;

    - to approve an amendment to our Amended 1997 Equity Participation Plan to increase the number of shares that may be issued under the plan from 2,725,000 to 3,725,000; and

    - to transact any other business which is properly brought before the meeting or any adjournment or postponement thereof.

    Please refer to the attached proxy statement, which forms a part of this Notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the annual meeting.

    Stockholders of record at the close of business on March 12, 2001 are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. The list of stockholders will be available for examination for ten days prior to the annual meeting at Guitar Center, Inc., 5795 Lindero Canyon Road, Westlake Village, California 91362. All stockholders are cordially invited to attend the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ Bruce Ross

                                          Bruce Ross
                                          EXECUTIVE VICE PRESIDENT, CHIEF
                                          FINANCIAL
                                          OFFICER AND SECRETARY

Westlake Village, California
March 22, 2001

                              GUITAR CENTER, INC.
                                ----------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 26, 2001

                            ------------------------

                                  INTRODUCTION

GENERAL

    This proxy statement is furnished to our stockholders in connection with the solicitation of proxies for use at our annual meeting of stockholders to be held on April 26, 2001 at 9:00 a.m. Pacific time, for the purposes of:

    - electing a board of seven directors for the ensuing year or until the election and qualification of their respective successors;

    - adopting our Employee Stock Purchase Plan;

    - approving an amendment to our Amended 1997 Equity Participation Plan to increase the number of shares that may be issued under the plan from 2,725,000 to 3,725,000; and

    - transacting any other business which is properly brought before the meeting or any adjournment or postponement thereof.

    A copy of our Annual Report to Stockholders for the year ended December 31, 2000 and this proxy statement and accompanying proxy card will be first mailed to stockholders on or about March 22, 2001.

    This solicitation is made on behalf of our Board of Directors and we will pay the costs of solicitation. Our directors, officers and employees may also solicit proxies by telephone, telegraph, fax or personal interview. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to our stockholders. We have retained Mellon Investors Services to assist in the solicitation of proxies with respect to shares of our common stock held of record by brokers, nominees and institutions for a customary fee.

    Our principal executive offices are located at 5795 Lindero Canyon Road, Westlake Village, California 91362, telephone (818) 735-8800.

SHARES ENTITLED TO VOTE AND REQUIRED VOTE

    Our outstanding common stock constitutes the only class of securities entitled to vote at the meeting. Stockholders of record of the common stock at the close of business on March 12, 2001 are entitled to notice of, and to vote at, the meeting. On that date, 22,105,375 shares of our common stock were issued and outstanding. The presence at the meeting, in person or by proxy, of a majority of the shares of the common stock issued and outstanding on March 12, 2001 will constitute a quorum. Each share of common stock is entitled to one vote.

    There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted on at the meeting.

VOTING PROCEDURES

    A proxy card is enclosed for your use. We ask that you sign, date and return the proxy card in the accompanying envelope, which is postage prepaid if you mail it in the United States, or use the Internet or telephone voting procedures as instructed on the proxy card.

    You have choices on each of the matters to be voted upon at the meeting. Concerning the election of the directors, by checking the appropriate box on your proxy card you may:

    - vote for the director nominees; or

    - withhold authority to vote for some or all of the director nominees.

    Concerning the adoption of the Employee Stock Purchase Plan, which we refer to as the "ESPP," you may, with respect to the proposed adoption:

    - approve the adoption;

    - disapprove the adoption; or

    - abstain from voting for or against the adoption.

    Concerning the approval of the amendment to the Amended 1997 Equity Participation Plan, which we refer to as the "1997 Plan," you may:

    - approve the amendment;

    - disapprove the amendment; or

    - abstain from voting for or against the amendment.

    Unless there are different instructions on the proxy, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the meeting FOR (1) the election of the director nominees listed in Proposal No. 1,
(2) the adoption of the ESPP as set forth in Proposal No. 2, and (3) the amendment of the 1997 Plan as set forth in Proposal No. 3. With respect to any other business which may properly come before the meeting and be submitted to a vote of stockholders, proxies will be voted in accordance with the best judgment of the designated proxy holders.

    Shares represented by proxies that reflect abstentions or "broker non-votes" (I.E., shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The director nominees shall be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of a director. Approval of the adoption of the ESPP and the amendment of the 1997 Plan each require the affirmative vote of a majority of the outstanding shares of common stock represented at and entitled to vote at the meeting.

    Stockholders of record may vote by either completing and returning the enclosed proxy card prior to the meeting, submitting a proxy by the Internet or using the telephone in accordance with the instructions on the proxy card, voting in person at the meeting, or submitting a signed proxy card at the meeting.

    YOUR VOTE IS IMPORTANT. ACCORDINGLY, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

    You may revoke your proxy at any time before it is actually voted at the meeting by:

    - delivering written notice of revocation to our Secretary at 5795 Lindero Canyon Road, Westlake Village, California 91362;

    - submitting a later dated proxy; or

    - attending the meeting and voting in person.

    Your attendance at the meeting will not, by itself, constitute revocation of your proxy. You may also be represented by another person present at the meeting by executing a form of proxy designating that person to act on your behalf. Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial stockholder but your shares are held of record by another person, such as a stock brokerage firm or bank, that person must vote the shares as the record holder.

    All votes cast at the meeting will be tabulated by the persons appointed by us to act as inspectors of election for the meeting.

                                PROPOSAL NO. 1:
                   ELECTION OF NOMINEES TO BOARD OF DIRECTORS

GENERAL INFORMATION

    Directors are elected at each annual meeting and hold office until their resignation or removal and until their successors are duly elected and qualified at the next annual meeting. Our Amended and Restated Bylaws provide that our Board of Directors shall consist of nine directors. Currently, we have seven incumbent directors with two vacancies. As of the date of this proxy statement, we have no intention to fill these vacancies and, accordingly, only seven persons are nominated for election. Proxies cannot be voted for more than seven persons.

    Each nominee for director has indicated his willingness to serve if elected. Proxies received by us will be voted for the nominees. Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, we will vote the proxies for any substitute nominee we may designate.

    Each nominee for election to the Board of Directors currently serves as one of our directors and has continually served as a director since the date he initially became a director of our company, or its predecessor, which is set forth below. In 2000, our Board of Directors met four times and each director attended at least 75% of those meetings. The following table sets forth information as of March 14, 2001 with respect to the seven persons nominated for election at the meeting.

                                                                                                   DIRECTOR
NOMINEES FOR DIRECTOR                    AGE                         POSITION                       SINCE
---------------------                  --------   -----------------------------------------------  --------
Larry Thomas.........................     51      Chairman of the Board and Co-Chief Executive
                                                    Officer                                          1984

Marty Albertson......................     47      President, Co-Chief Executive Officer and
                                                  Director                                           1996

Steven Burge(2)......................     44      Director                                           1996

David Ferguson(1)....................     45      Director                                           1996

Harvey Kibel(2)......................     63      Director                                           1997

Peter Starrett(1)....................     53      Director                                           1997

Jeffrey Walker(2)....................     45      Director                                           1996

------------------------

(1) member of compensation committee

(2) member of audit committee

    The principal occupations and positions for at least the past five years of the directors nominees named above are as follows:

    LARRY THOMAS has been with Guitar Center since 1977. In 1999, Mr. Thomas became our Chairman of the Board of Directors and Co-Chief Executive Officer. He has served as a director since 1984 and was our President and Chief Executive Officer since 1992. After working as a salesperson in the San Francisco, California store, Mr. Thomas became the store's manager. In 1980, Mr. Thomas became the San Francisco area regional manager. In 1984, Mr. Thomas assumed the role of Corporate General Manager and Chief Operating Officer. Mr. Thomas is currently a member of the Los Angeles Chapter of the Young Presidents' Organization and is a former board member of the National Association of Music Merchants.

    MARTY ALBERTSON became our President and Co-Chief Executive Officer in 1999. Mr. Albertson joined Guitar Center as a salesperson in 1979 and has held various positions of increasing responsibility with Guitar Center since that time. In 1980, he served as Advertising Director and in 1984 became National Sales Manager. Thereafter, in 1985 Mr. Albertson became Vice President of Corporate Development, and became the Vice President of Sales and Marketing in 1987. From 1990 to 1999, Mr. Albertson served as our Executive Vice President and Chief Operating Officer. Mr. Albertson was elected as a director in 1996. Since 1999, Mr. Albertson has been a member of the Board of the National Association of Music Merchants.

    STEVEN BURGE is a General Partner of Norwest Equity Partners. He became a director of Guitar Center in 1996. From 1995 to 1998, Mr. Burge was a Managing Director of Wells Fargo Small Business Investment Company, Inc. which was combined with Norwest Equity Partners in 1998. From 1987 through 1995,
Mr. Burge was a Managing General Partner of Wedbush Capital Partners, a private investment fund, and was an executive in the Corporate Finance Department of Wedbush Morgan Securities, a regional investment banking firm. Prior to joining Wedbush Morgan Securities, Mr. Burge held various positions with Wells Fargo Bank, N.A. Mr. Burge also serves as a director of several privately held companies.

    DAVID FERGUSON has served as a director of Guitar Center since 1996.
Mr. Ferguson joined the predecessor to J.P. Morgan Partners, LLC in 1989 and became a Partner in 1990. Mr. Ferguson is also a director of Wild Oats Markets, Inc. and several privately held companies.

    HARVEY KIBEL is the Chief Executive Officer of Kibel Green Issa, Inc., a privately held management consulting company which he co-founded in 1982. He became a director of Guitar Center in 1997. Mr. Kibel is currently on the Board of Directors of the UCLA Medical School and several privately held companies.

    PETER STARRETT is President of Peter Starrett Associates, a retail advisory firm. From 1990 to 1998, Mr. Starrett was President of Warner Bros. Studio Stores. Prior to Warner Bros., Mr. Starrett held various executive positions with May Department Stores and Federated Department Stores, including serving as Chairman and CEO of Federated's Specialty Store Division. He became a director of Guitar Center in 1997. Mr. Starrett currently serves on the Board of Directors of The Pantry, Inc., AFC Enterprises, Inc., Advance Auto Parts, Inc. and several privately held companies.

    JEFFREY WALKER has served as a director of Guitar Center since 1996.
Mr. Walker is the Managing Partner of J.P. Morgan Partners, LLC, the predecessor of which he co-founded in 1984, and member of the Executive Committee and Management Committee of J.P. Morgan Chase & Co. Mr. Walker is also a director of iXL, 1800Flowers.com, Doane Pet Care Enterprises, Inc. and several privately held companies.

DIRECTOR COMPENSATION

    Each member of our Board of Directors who is not a full-time employee is paid $3,000 for attendance at each board meeting and $1,000 for attendance at each meeting of a committee of the Board of Directors, and all directors are reimbursed for reasonable out-of-pocket expenses arising from their service as a director. Non-employee director may elect to receive options to purchase shares of our common stock, or a combination of stock options and cash, in lieu of cash compensation. The options to purchase shares of our common stock granted in lieu of cash compensation to our non-employee directors are granted under the terms of our 1997 Plan and have an exercise price equal to 85% of the fair market value of our common stock on the date of the stock option grant, such that the difference between the exercise price and the fair market value is equal to the amount of cash compensation otherwise due to such non-employee director.

    Our 1997 Plan also provides for the further grant of options to our non-employee directors:

    - upon being elected to the Board of Directors, each non-employee director is granted an option to purchase 15,000 shares of our common stock; and

    - upon being re-elected to the Board of Directors on the date of each annual meeting, each non-employee director is granted an option to purchase 5,000 shares of our common stock.

    Accordingly, each of Messrs. Burge, Ferguson, Kibel, Starrett and Walker, if elected at the meeting, will be granted options to purchase 5,000 shares of our common stock. All options granted to non-employee directors upon election or re-election to the Board of Directors have a per share exercise price equal to the fair market value of a share of our common stock on the date of the grant.

COMMITTEES OF THE BOARD OF DIRECTORS

    Our Board of Directors has two standing committees, the audit committee and the compensation committee. The audit committee has responsibility for reviewing and making recommendations regarding our employment of independent accountants, the annual audit of our financial statements, and our internal controls, accounting practices and policies. The members of the audit committee presently are Messrs. Burge, Kibel and Walker. In 2000, the audit committee met four times and each member of the audit committee attended all of those meetings. The compensation committee has responsibility for determining the nature and amount of compensation for our management and for administering our employee benefit plans (including the ESPP and the 1997 Plan). The members of the compensation committee presently are Messrs. Ferguson and Starrett. In 2000, the compensation committee met four times and each member of the compensation committee attended all of those meetings.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

    Our Restated Certificate of Incorporation provides that to the fullest extent permitted by Delaware General Corporation Law we will indemnify and advance indemnification expenses on behalf of all of our directors and officers, and will indemnify such other persons as may be required by statute or our Amended and Restated Bylaws. To the fullest extent permitted by the Delaware General Corporation Law, a director will not be personally liable to us or our stockholders for monetary damages for any breach of his fiduciary duty as a director. This provision has no effect on any non-monetary remedies that may be available to us or our stockholders, nor does it relieve us or our directors from compliance with federal or state securities laws. Our Restated Certificate of Incorporation also permits us (i) to purchase and maintain insurance on behalf of any director or officer, or such other person as may be permitted by statute or our Amended and Restated Bylaws, against any liability which may be asserted against any such person, and (ii) enter into contracts providing for the indemnification of any director, officer or other person to the full extent permitted by Delaware law.

    Our Amended and Restated Bylaws provide that we shall indemnify, in the manner and to the fullest extent permitted by law, any person (or estate of any person) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether or not in the right of the corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is a director or officer of our company, and at the discretion of the Board of Directors may indemnify any person (or the estate of any person) who is such a party or threatened to be made such a party by reason of the fact that such person is or was an employee or agent of our company or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans). To the full extent permitted by law, such indemnification shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, and, in the manner provided by law, any such expenses may be paid by us in advance of the final disposition of such action, suit or proceeding. This indemnification does not limit our right to indemnify any other person for any such expenses to the full extent permitted by law, nor is it exclusive of any other rights to which any person seeking indemnification for us may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. We may also purchase and maintain liability insurance on behalf of directors, officers and other persons and generally enter into indemnification contracts providing for mandatory indemnification of such persons and advancement of expenses to the full extent permitted by applicable law.

COMPLIANCE WITH SECTION 16(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten-percent holders are required to furnish us with copies of all of these forms which they file.

    Based solely on our review of these reports or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2000, all filing requirements applicable to our officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16(a) of the Exchange Act were met, with the exception of Harvey Kibel, who reported two acquisitions late, Bruce Ross, who reported two stock option exercises and three sales late, and Mark Laughlin and David Angress, for whom initial statements on Form 3 were filed late.

                       THE BOARD OF DIRECTORS RECOMMENDS
                            A VOTE FOR THE DIRECTORS
                       NOMINATED IN THIS PROPOSAL NO. 1.

                                PROPOSAL NO. 2:
                        APPROVAL OF THE ADOPTION OF THE
                          EMPLOYEE STOCK PURCHASE PLAN

    This Proposal No. 2, if approved, would approve the Board of Directors' adoption of the Employee Stock Purchase Plan, which, according to the terms of the plan, must be approved by our stockholders in order to be effective. The Board of Directors has reserved 500,000 shares of our common stock to be made available for purchase under the Employee Stock Purchase Plan.

    We believe that the Employee Stock Purchase Plan should be adopted in order to enable our employees to increase their equity holdings in our company at an attractive purchase price and thereby provide them with a powerful incentive to remain in our employ.

    Your ratification of the Board of Directors' adoption of the Employee Stock Purchase Plan will enable us to continue our strategy of using stock incentives to secure and retain key employees, of outstanding ability both now and in the future. The attraction and retention of such persons is vital to the success of our business.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                          THE APPROVAL OF THE ADOPTION
                      OF THE EMPLOYEE STOCK PURCHASE PLAN
                            IN THIS PROPOSAL NO. 2.

    Set forth below is a general description of the Employee Stock Purchase Plan. This description is relevant to the amendment to be considered in this Proposal No. 2.

  -  WHO IS ELIGIBLE TO PARTICIPATE IN THE EMPLOYEE STOCK PURCHASE PLAN?

    In general, all our employees and all employees of our designated subsidiaries are eligible to participate in the Employee Stock Purchase Plan if
(i) they do not own stock possessing five percent (5%) or greater of the voting power or value of our stock, and (ii) they customarily work 20 hours or more per week and more than five months per calendar year for us, provided that such persons are employed on the first day of a purchase period. Non-employee directors are not eligible to participate in the Employee Stock Purchase Plan.

  -  HOW DO EMPLOYEES PARTICIPATE IN THE EMPLOYEE STOCK PURCHASE PLAN?

    Participation in the Employee Stock Purchase Plan is completely voluntary. Employees who choose to enroll in the Employee Stock Purchase Plan must designate the portion of their base cash compensation (not less than 1% and not greater than 15%) to be withheld during each offering period under the Employee Stock Purchase Plan. An employee's payroll deductions are adjusted downward or refunded to the extent necessary to ensure that he or she will not purchase during any calendar year common stock that has a fair market value greater than $25,000 (determined under the rules of the Internal Revenue Service).

    The offering periods will initially be six-month periods, but the length and timing of such periods are subject to change at the discretion of our Board of Directors or its designated committee. Options are granted on the first day of each offering period and are automatically exercised on the last day of each such offering period.

    The amount of an employee's payroll deductions under the Employee Stock Purchase Plan is credited to a bookkeeping account maintained in the employee's name. At the end of each offering period, the amount credited to a participant's account is applied to the purchase of shares of common stock from the Company at a price equal to 85% of the lesser of (i) the fair market value of a share of common stock on the first day of the offering period or (ii) the fair market value of a share of common stock on the last date of the offering period.

    An employee may elect to terminate his or her participation during an offering period. An employee's participation will automatically terminate upon the termination for any reason of his or her employment. Upon termination of participation, payroll deductions will cease and the amount credited to the participant's account (representing previous uninvested payroll deductions) will be paid in cash to the participant (or the participant's beneficiary). A participant who voluntarily withdraws from the Employee Stock Purchase Plan during a purchase period may re-enroll for any subsequent offering period for which he or she is an eligible employee.

  -  WHO ADMINISTERS THE EMPLOYEE STOCK PURCHASE PLAN?

    The Employee Stock Purchase Plan is administered by the compensation committee of the Board of Directors. The compensation committee has the power and discretion to construe, interpret and apply the terms of the Employee Stock Purchase Plan. The Employee Stock Purchase Plan also authorizes our Board of Directors or compensation committee to delegate some or all of its authority to administer the plan to a committee comprised of one or more members of our management. The Board of Directors may amend or terminate the Employee Stock Purchase Plan at any time, subject to stockholder approval in the case of amendments that (i) change the number of shares of common stock that may be sold under the plan, (ii) decrease the purchase price below a price computed in the manner provided in the Employee Stock Purchase Plan, (iii) change the eligibility requirements to participate in the plan, or (iv) would cause the plan to no longer be an "employee stock purchase plan" within the meaning of
Section 423(c) of the Internal Revenue Code.

  -  WHO IS ON THE COMPENSATION COMMITTEE?

    The compensation committee presently consists of Messrs. Ferguson and Starrett, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act.

  -  DOES THE EMPLOYEE STOCK PURCHASE PLAN CONFORM TO FEDERAL SECURITIES LAWS?

    The Employee Stock Purchase Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission under those acts, including Rule 16b-3. We intend that the Employee Stock Purchase Plan will be administered, and options will be granted and may be exercised, only in a manner which conforms to these laws, rules and regulations. To the extent permitted by applicable law, the Employee Stock Purchase Plan and options to purchase stock granted under the plan shall be deemed amended to the extent necessary to conform to these laws, rules and regulations.

  - WHAT ARE THE FEDERAL TAX CONSEQUENCES OF PURCHASING SHARES OF STOCK THROUGH THE EMPLOYEE STOCK PURCHASE PLAN?

    The Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Amounts withheld from an employee's pay under the Employee Stock Purchase Plan constitute ordinary income as if such amounts had been paid outright. No income is realized by an employee upon the purchase of shares at the end of a offering period. A participant may realize ordinary income upon a sale or other disposition of shares acquired under the Employee Stock Purchase Plan. In general, if the sale or other disposition occurs more than two years after the beginning of the offering period in which the shares were acquired, then gain realized will be treated as ordinary income in an amount up to the lesser of
(i) the excess of the fair market value of the shares at the time of sale or other disposition over the amount paid, or (ii) the excess of the fair market value of the shares at the beginning of the offering period over the option price. The balance of the gain, if any, will be treated as long-term capital gain. If the sale or other disposition occurs within said two-year period, then the employee will realize ordinary income equal to the 15% purchase price discount and the amount of the ordinary income will be added to the employee's basis for the shares in determining the capital gain or loss realized on the sale. We will be entitled to a deduction equal to the ordinary income realized by an employee who sells.

  -  WHERE CAN I FIND A COPY OF THE ENTIRE EMPLOYEE STOCK PURCHASE PLAN?

    The summary we have included about the plan is qualified in its entirety by reference to the Employee Stock Purchase Plan, which is attached as Annex A to this proxy statement.

  - WHAT VOTE IS REQUIRED TO APPROVE THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN?

    Approval of this proposal requires the affirmative vote of the holders of a majority of our outstanding shares of common stock represented at and entitled to vote at the meeting.

                                PROPOSAL NO. 3:
                        APPROVAL OF THE AMENDMENT TO THE
                     AMENDED 1997 EQUITY PARTICIPATION PLAN
                        TO INCREASE THE NUMBER OF SHARES
                            AUTHORIZED FOR ISSUANCE

    This Proposal No. 3, if approved, would increase the number of shares of our common stock available for option grants under the 1997 Plan. There are currently 2,725,000 shares of our common stock authorized for issuance under the 1997 Plan. As of the date of this proxy statement, 2,468,286 shares have already been granted, leaving only 565,271 shares available for future grant. This amendment would increase the number of shares of common stock authorized for issuance under the 1997 Plan by 1,000,000 to 3,725,000.

    We believe that the 1997 Plan should be amended to increase the number of shares available for grant in order to be able to continue to grant stock options to officers, key employees, consultants and directors. The continued ability to grant stock options would provide us with a valuable tool to help retain new officers, key employees, consultants and directors. In addition, an expanded option pool will enable us to provide additional incentives to those officers, employees, consultants and directors who have been responsible for our development and financial success and who will help us meet our goals in the future.

    Your ratification of the Board of Directors' amendment to the 1997 Plan will enable us to continue our strategy of using stock incentives to secure and retain officers, key employees, consultants and directors of outstanding ability both now and in the future. The attraction and retention of such persons is vital to the success of our business.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
      THE APPROVAL OF THE AMENDMENT TO THE 1997 EQUITY PARTICIPATION PLAN
            TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE
                      AS SET FORTH IN THIS PROPOSAL NO. 3.

    Set forth below is a general description of the 1997 Plan. This description is relevant to the amendment to be considered in this Proposal No. 3.

    Our 1997 Plan was originally adopted by the Board of Directors and approved by the stockholders in January 1997 and has been amended several times. In February 2001 our Board of Directors approved an amendment to the 1997 Plan to increase the number of shares of common stock that may be issued or sold under the 1997 Plan from 2,725,000 shares to 3,725,000 shares.

  -  WHAT TYPES OF AWARDS MAY BE GRANTED UNDER THE 1997 PLAN?

    The 1997 Plan provides that the compensation committee may grant or issue to our officers, employees and consultants the following, all of which we refer to as "awards": stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance rewards, stock payments and other stock related benefits or any combination thereof. Each award is set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award as determined by the compensation committee. In addition, the 1997 Plan permits the granting of options to our non-employee directors, which we refer to as "director options."

  -  WHO DETERMINES WHO RECEIVES THE AWARDS AND THE TERMS OF THE AWARDS?

    The compensation committee administers the 1997 Plan with respect to grants to our employees or consultants and the full Board of Directors administers the 1997 Plan with respect to non-employee directors. Subject to the terms of the 1997 Plan, the Board of Directors or compensation committee has the authority to select the persons to whom awards are to be made, to determine the number of shares granted and the terms and conditions the award, and to make all other determinations with respect to the administration of the 1997 Plan. Similarly, the Board of Directors has the discretion to determine the terms and conditions of director options and to interpret and administer the 1997 Plan with respect to director options. The compensation committee and the Board of Directors is also authorized to adopt, amend and rescind rules relating to the administration of the 1997 Plan.

  -  WHO IS ON THE COMPENSATION COMMITTEE?

    The compensation committee presently consists of Messrs. Ferguson and Starrett, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act.

  -  HOW MANY SHARES CAN SOMEONE RECEIVE IN ONE YEAR?

    The maximum number of shares which may be subject to options or stock appreciation rights granted under the 1997 Plan to any individual in any calendar year cannot exceed 250,000.

  -  WHAT DOES A GRANTEE HAVE TO AGREE TO IN ORDER TO RECEIVE AN AWARD?

    Generally, in addition to the payment of any purchase price as consideration for the issuance of an award, the grantee must agree to remain employed by us or continue to consult for us for at least one year after the award is issued. In addition, awards are exercisable or payable only while the grantee is an employee or consultant of our company. However, under certain conditions, the compensation committee may determine that any award may be exercisable or paid after the termination of a person's employment.

  -  HOW IS THE 1997 PLAN AMENDED?

    The 1997 Plan may be amended, suspended or terminated at any time by the Board of Directors or the compensation committee. However, the maximum number of shares that may be sold or issued under the 1997 Plan may not be increased without approval of our stockholders.

  -  DOES THE 1997 PLAN CONFORM TO FEDERAL SECURITIES LAWS?

    The 1997 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission under those acts, including Rule 16b-3. The 1997 Plan will be administered, and options will be granted and may be exercised, only in a manner which conforms to these laws, rules and regulations. To the extent permitted by applicable law, the 1997 Plan and options granted under the 1997 Plan shall be deemed amended to the extent necessary to conform to these laws, rules and regulations.

  -  WHAT ARE THE FEDERAL TAX CONSEQUENCES OF THE AWARDS?

    Under current federal laws, in general, recipients of awards and grants of nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments under the 1997 Plan are taxable under Section 83 of the Internal Revenue Code upon their receipt of common stock or cash with respect to the awards or grants. Subject to Section 162(m), we will be entitled to an income tax deduction with respect to the amounts taxable to these recipients.

    Under Sections 421 and 422 of the Internal Revenue Code, recipients of incentive stock options are generally not taxable on their receipt of common stock upon their exercises of incentive stock options if the incentive stock options and option stock are held for minimum holding periods. We are not entitled to income tax deductions with respect to these exercises.

  -  WHERE CAN I FIND A COPY OF THE ENTIRE 1997 PLAN?

    The summary we have included about the 1997 Plan is qualified in its entirety by reference to the 1997 Plan, which is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2000 and is incorporated into this proxy statement by reference.

  -  WHAT VOTE IS REQUIRED TO APPROVE THE AMENDMENT TO THE 1997 PLAN?

    Approval of this proposal requires the affirmative vote of the holders of a majority of the our outstanding shares of common stock represented at and entitled to vote at the meeting.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The information in the following table sets forth the ownership of our common stock as of March 12, 2001 by (i) each person who, to our knowledge, beneficially owns more than 5% of the outstanding shares of our common stock;
(ii) each named executive officer (as listed on page 17); (iii) each of our directors; and (iv) all of our directors and executive officers, as a group. As of March 12, 2001, we had 22,105,375 shares of our common stock outstanding.

                                                                NUMBER OF SHARES       PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                       BENEFICIALLY OWNED(1)   OWNERSHIP(1)
---------------------------------------                       ---------------------   ------------
J.P. Morgan Partners, LLC (2) ..............................        5,242,259             23.7%
  1221 Avenue of the Americas
  New York, NY 10020
Wellington Management Company, LLP (3) .....................        1,264,100              5.7
  75 State Street
  Boston, MA 02109
Larry Thomas (4)............................................        1,543,169              7.0
Marty Albertson (5).........................................        1,195,622              5.4
Bruce Ross (6)..............................................          134,048                *
Barry Soosman (7)...........................................          203,958                *
Robert Eastman (8)..........................................          776,008              3.5
Steven Burge (9)............................................          893,176              4.0
David Ferguson (10).........................................        5,687,672             25.8
Harvey Kibel (11)...........................................           38,587                *
Peter Starrett (12).........................................           49,587                *
Jeffrey Walker (13).........................................        5,227,672             23.6
All Executive Officers and Directors as a group (13                10,728,444             48.5
  persons)..................................................

------------------------

*   Represents less than 1% of the issued and outstanding shares.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are currently exercisable, or will become exercisable within 60 days of March 12, 2001, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is our address at 5795 Lindero Canyon Road, Westlake Village, California 91362.

(2) Based on its most recent filing with the Securities and Exchange Commission, represents: (1) 5,008,074 shares held of record by J.P. Morgan Partners
    (SBIC), LLC ("JPM SBIC") an affiliate of J.P. Morgan Partners, LLC;
    (2) currently exercisable options to acquire 14,587 shares of common stock issued to Mr. Jeffrey Walker, in his capacity as a director of Guitar Center; (3) currently exercisable options to acquire 14,587 shares of common stock issued to Mr. David Ferguson, in his capacity as a director of Guitar Center; and (4) 205,011 shares of our common stock subject to currently exercisable investor options (as described herein) granted by Chase Venture Capital Associates, L.L.C. (a predecessor in interest of JPM SBIC) to certain members of our management.

(3) Based solely on an amended Schedule 13G filed on February 13, 2001 with the Securities and Exchange Commission pursuant to Rule 13d-1(b) of the Exchange Act.

(4) Represents: (1) 455,567 shares of common stock held by a revocable trust for the benefit of Mr. Thomas and his spouse for which Mr. Thomas and his spouse serve as co-trustees; (2) 409,000 shares of common stock held in a limited partnership for which Mr. Thomas serves as general partner; (3) 82,895 shares of common stock held by a charitable remainder trust for the benefit of Mr. Thomas and his spouse for which Mr. Thomas and his spouse serve as co-trustees; (4) 68,000 shares of common stock held in a revocable trust for the benefit of Mr. Thomas and his spouse for which Mr. Thomas and his spouse serve as co-trustees; (5) 109,722 shares of common stock issuable upon the exercise of a currently exercisable option granted to Mr. Thomas affiliates of J.P. Morgan Partners, LLC, Norwest Equity Partners and one other venture capital fund which financed the 1996 recapitalization of Guitar Center (the "Investors"); (6) 397,985 shares of common stock issuable upon the exercise of a currently exercisable option granted to Mr. Thomas by us; and
    (7) 20,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 12, 2001. Excludes: (i) 60,000 shares issuable upon exercise of options which are not currently exercisable and will not be exercisable within 60 days of March 12, 2001; and (ii) 12,632 shares of common stock held by a charitable foundation for which Mr. Thomas and his spouse serve as its sole directors and have the power to vote such shares. Mr. Thomas and his spouse disclaim beneficial ownership of the shares held by the charitable foundation.

(5) Represents: (1) 462,711 shares of common stock held by a trust for the benefit of Mr. Albertson and his spouse for which Mr. Albertson and his spouse serve as co-trustees; (2) 100,000 shares of common stock held by a limited partnership of which Mr. Albertson is a general partner; (3) 52,602 shares of common stock held in trust for the benefit of Mr. Albertson and one of his children for which Mr. Albertson serves as trustee; (4) 52,602 shares of common stock held in trust for the benefit of Mr. Albertson's spouse and one of his children for which Mr. Albertson serves as trustee;
    (5) 109,722 shares of common stock issuable upon the exercise of a currently exercisable option granted to Mr. Albertson by the Investors; (6) 397,985 shares of common stock issuable upon the exercise of a currently exercisable option granted to Mr. Albertson by us; and (7) 20,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 12, 2001. Excludes 60,000 shares issuable upon exercise of options which are not currently exercisable and will not be exercisable within 60 days of March 12, 2001.

(6) Represents: (1) 125,198 shares of common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of March 12, 2001, granted to Mr. Ross by us; (2) 5,000 shares of common stock owned by Mr. Ross; and (3) 3,850 shares of common stock issuable upon the exercise of a currently exercisable option granted to Mr. Ross by the Investors. Excludes 30,000 shares of common stock issuable upon the exercise of options granted to Mr. Ross which are not currently exercisable and will not be exercisable within 60 days of March 12, 2001.

(7) Represents: (1) 30,910 shares of common stock held by a revocable trust for the benefit of Mr. Soosman and his spouse, for respect to which Mr. Soosman and his spouse serve as co-trustees and share voting and investment control;
    (2) 3,850 shares of common stock issuable upon the exercise of a currently exercisable option granted to Mr. Soosman by the Investors; and (3) 169,198 shares of common stock issuable upon the exercise of options that are currently exercisable, or exercisable within 60 days of March 12, 2001, granted to Mr. Soosman by us. Excludes 30,000 shares of common stock issuable upon the exercise of options granted to Mr. Soosman which are not currently exercisable and will not be exercisable within 60 days of March 12, 2001.

(8) Represents: (1) 163,836 shares of common stock owned directly by Mr. Eastman; (2) 572,871 shares of common stock held by various trusts for which Mr. Eastman serves as co-trustee; and (3) 39,301 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of March 12, 2001. Excludes 106,289 shares of common stock issuable upon the exercise of options granted to Mr. Eastman which are not currently exercisable and will not be exercisable within 60 days of March 12, 2001.

(9) Represents: (1) 878,589 shares of common stock owned by Wells Fargo Small Business Investments Company, a predecessor in interest of Norwest Equity Partners (including shares subject to Investor options granted by Wells Fargo to certain members of our management for the purchase of 39,111 shares of our common stock); and (2) options to acquire 14,587 shares of common stock issued to Mr. Burge in his capacity as a director of Guitar Center and which are currently exercisable or exercisable within 60 days of March 12, 2001. Excludes 6,250 shares of common stock issuable upon the exercise of options granted to Mr. Burge which are not currently exercisable and will not be exercisable within 60 days of March 12, 2001. Mr. Burge disclaims beneficial ownership of the shares held by Wells Fargo, except to the extent of his pecuniary interest therein.

(10) Represents: (1) 14,587 shares of common stock issuable upon the exercise of currently exercisable options granted to Mr. Ferguson by us; (2) 460,000 shares of common stock owned by Mr. Ferguson in his individual capacity;
    (3) 5,008,074 shares of common stock owned by JPM SBIC; and (4) 205,011 shares of our common stock subject to Investor options granted by Chase Venture Capital Associates, L.L.C. (a predecessor in interest of JPM SBIC). Excludes 6,250 shares of common stock issuable upon the exercise of options granted to Mr. Ferguson which are not currently exercisable and will not be exercisable within 60 days of March 12, 2001. Mr. Ferguson is a Partner of J.P. Morgan Partners, LLC, an affiliate of JPM SBIC. Mr. Ferguson disclaims beneficial ownership of the shares owned by JPM SBIC, except to the extent of his pecuniary interest therein.

(11) Represents: (1) 9,000 shares of common stock owned directly by Mr. Kibel; and (2) 29,587 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of March 12, 2001, granted to Mr. Kibel by us. Excludes 6,250 shares of common stock issuable upon the exercise of options granted to Mr. Kibel which are not currently exercisable and will not be exercisable within 60 days of March 12, 2001.

(12) Represents: (1) 20,000 shares of common stock owned directly by Mr. Starrett; and (2) 29,587 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of March 12, 2001, granted to Mr. Starrett by us. Excludes 6,250 shares of common stock issuable upon the exercise of options granted to Mr. Starrett which are not currently exercisable and will not be exercisable within 60 days of March 12, 2001.

(13) Represents: (1) 14,587 shares of common stock issuable upon the exercise of currently exercisable options granted to Mr. Walker by us; (2) 5,008,074 shares of common stock owned by JPM SBIC; and (3) 205,011 shares of our common stock subject to Investor options granted by Chase Venture Capital Associates, L.L.C. (a predecessor in interest of JPM SBIC). Excludes 6,250 shares of common stock issuable upon the exercise of options granted to Mr. Walker which are not currently exercisable and will not be exercisable within 60 days of March 12, 2001. Mr. Walker disclaims beneficial ownership of the shares owned by JPM SBIC, except to the extent of his pecuniary interest therein.

             CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

    Set forth below is information regarding each of our executive officers as of December 31, 2000. Further information with regard to Messrs. Thomas and Albertson is presented under "Proposal No. 1: Election of Nominees to Board of Directors."

NAME                               AGE                                POSITION
-------------------------------  --------   ------------------------------------------------------------
Larry Thomas...................     51      Chairman and Co-Chief Executive Officer
Marty Albertson................     47      President and Co-Chief Executive Officer
Bruce Ross.....................     52      Executive Vice President, Chief Financial Officer and
                                            Secretary
Barry Soosman..................     40      Executive Vice President of Corporate Development and
                                            General Counsel
Robert Eastman.................     42      Chief Executive Officer, Musician's Friend, Inc.
David Angress..................     51      Executive Vice President, General Merchandising Manager
Mark Laughlin..................     41      Executive Vice President, Chief Information Officer
Erick Mason....................     36      Senior Vice President of Finance and Controller

    The principal occupations and positions for at least the past five years of the executive officers named above, other than Messrs. Thomas and Albertson, as are as follows:

    BRUCE ROSS joined Guitar Center in July 1994 as Chief Financial Officer. In February 1998, Mr. Ross was promoted to Executive Vice President. Prior to joining Guitar Center, Mr. Ross was Chief Financial Officer of Fred Hayman Beverly Hills, Inc., a retailer of high end fashion clothing on Rodeo Drive in California and a wholesaler of men's and women's fragrances. From 1982 to 1990, Mr. Ross was employed by Hanimex Vivitar Corporation, a worldwide manufacturer and distributor of photographic products. Mr. Ross served in various capacities with Hanimex Vivitar in Australia, the United States and Europe. While working for Hanimex Vivitar in the United States, Mr. Ross was promoted to the position of Chief Financial Officer in 1986 and Chief Executive Officer for North America in 1988.

    BARRY SOOSMAN joined Guitar Center in July 1996 as Vice President of Corporate Development and General Counsel. In January 1999, Mr. Soosman was promoted to Executive Vice President. Mr. Soosman had been a practicing attorney for twelve years specializing in real estate, commercial and corporate law. Since 1992 and prior to joining Guitar Center, Mr. Soosman had been our outside general counsel. In June 1996 Mr. Soosman became of counsel to the law firm of Buchalter, Nemer, Fields & Younger, a Professional Corporation. Mr. Soosman is a former Adjunct Professor at Southwestern School of Law.

    ROBERT EASTMAN has been the Chief Executive Officer of Musician's
Friend, Inc., since 1983 when he co-founded the company. Under Mr. Eastman's leadership, Musician's Friend, Inc. grew to over 500 employees, with revenues of $125 million by 1998. In 1999, Musician's Friend, Inc. completed a merger with Guitar Center and became its wholly-owned subsidiary.

    DAVID ANGRESS joined Guitar Center in January 1996 as our Vice President of Merchandising, Technology Products. In March 2000, Mr. Angress was promoted to Executive Vice President and General Merchandising Manager. From 1994 to December 1995, Mr. Angress was Vice President of Harman Pro North America, responsible for that company's North American marketing and sales operations. Prior to 1994, Mr. Angress was Vice President and General Manager of Sound Genesis, a provider professional audio equipment and integration services.
Mr. Angress has over 30 years of experience in the music retail industry.

    MARK LAUGHLIN joined Guitar Center in 1991 as our Director of Information Services. In July 2000, Mr. Laughlin was promoted to Executive Vice President and Chief Information Officer. From 1997 to June 2000, Mr. Laughlin was our Vice President, Information Services. Prior to joining Guitar Center, Mr. Laughlin was a manager of information services for Clothestime, a retailer of fashion clothing.

    ERICK MASON joined Guitar Center in 1996 as our corporate controller. In January 1999, Mr. Mason was promoted to Senior Vice President, Finance. From 1986 to 1996, Mr. Mason was associated with KPMG LLP, most recently as senior manager. Mr. Mason is a certified public accountant.

                             EXECUTIVE COMPENSATION

    The following table provides for the periods shown summary information concerning compensation paid or accrued by us to or on behalf of our Co-Chief Executive Officers and each of our three highest paid executive officers (collectively referred to as the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                                                       COMPENSATION
                                                 ANNUAL COMPENSATION ($)            ------------------
                                        -----------------------------------------       SECURITIES
NAME AND PRINCIPAL                                               OTHER ANNUAL           UNDERLYING            ALL OTHER
POSITION                       YEAR      SALARY     BONUS     COMPENSATION ($)(1)   OPTIONS/SAR (#)(2)   COMPENSATION ($)(3)
------------------           --------   --------   --------   -------------------   ------------------   -------------------
Larry Thomas...............    2000     $500,000   $500,000               --              80,000               $ 3,200
  Chairman and Co-Chief        1999      500,000     80,000               --                  --                 3,200
  Executive Officer            1998      500,000    425,854               --                  --                12,000

Marty Albertson............    2000     $500,000   $500,000               --              80,000               $ 3,200
  President and Co-Chief       1999      500,000     80,000               --                  --                 3,200
  Executive Officer            1998      375,000    319,416               --                  --                12,000

Bruce Ross.................    2000     $250,000   $125,000               --              40,000               $ 3,200
  Executive Vice President     1999      234,375     20,000               --                  --                 3,200
    and
  Chief Financial Officer      1998      225,000     70,710               --                  --                12,000

Barry Soosman..............    2000     $250,000   $150,000               --              40,000               $ 3,200
  Executive Vice President     1999      234,375     20,000               --                  --                 3,200
    of
  Corporate Development and    1998      225,000    104,020               --                  --                12,000
  General Counsel

Robert Eastman.............    2000     $300,000   $150,000               --              63,798                    --
  Chief Executive Officer,     1999      175,000         --               --                  --                    --
  Musician's Friend, Inc.

--------------------------

(1) Excludes perquisites and other personal benefits, securities or property aggregating less than $50,000 or 10% of the total annual salary and bonus reported for each named executive officer.

(2) The securities underlying the options are shares of common stock.

(3) All other compensation consists of contributions made by us to our profit sharing plan on behalf of each named executive officer.

    During the periods indicated above, none of the named executive officers received any awards under any long-term incentive plan, and we do not have a pension plan.

EMPLOYMENT AGREEMENTS

    On June 5, 1996, we entered into a five-year employment agreement with each of Larry Thomas and Marty Albertson, a three-year employment agreement with Bruce Ross and a three and one-half year employment agreement with Barry Soosman. On July 1, 1998, we extended the term of the employment agreement with each of Mr. Ross and Mr. Soosman to June 5, 2001. The employment agreements presently provide Messrs. Thomas, Albertson, Ross and Soosman with base salaries of $500,000, $500,000, $250,000 and $250,000, respectively. Each of these executive officers is entitled to participate in all insurance and benefit plans generally available to executives of Guitar Center and are eligible to receive a discretionary bonus. Pursuant to their employment agreements, each of Messrs. Ross and Soosman were granted options under our 1996 Performance Stock Option Plan to purchase 79,599 shares of common stock at an exercise price of $10.89 per share. Such options vested ratably over a three-year period. We have also granted each of Messrs. Ross and Soosman options under our 1996 Plan to purchase an additional 79,599 shares of common stock at an exercise price of $10.89 per share. Mr. Ross's options vested ratably on July 1, 1998, December 31, 1998, December 31, 1999 and December 31, 2000.
Mr. Soosman's options vested ratably on July 31, 1998, December 31, 1998 and December 31, 1999. The vesting of Mr. Ross's and Mr. Soosman's options may be accelerated upon death, the sale of Guitar Center and other major events.

    Under the terms of each employment agreement, if an executive officer is terminated without cause or resigns with reasonable justification, the executive officer will be entitled to receive his base salary, annual cash bonus (equal to the last annual bonus he received prior to termination) and continuation of his benefits through the term of the agreement. With certain exceptions, if an executive officer is terminated without cause, all stock options held by the executive officer will immediately vest. If an executive officer's employment is terminated for any other reason, he will be entitled only to his accrued base salary through the date of termination.

    On May 13, 1999, our subsidiary, Musician's Friend, Inc., entered into a four-year employment agreement with Robert Eastman which expires on June 1, 2003, unless renewed by mutual agreement of Mr. Eastman and Musician's
Friend, Inc. This employment agreement presently provides Mr. Eastman with a base salary of $300,000 annually. Under this agreement, Mr. Eastman is entitled to participate in all insurance and benefit plans generally available to executives of Musician's Friend, Inc. and is eligible to receive a discretionary bonus. Under the terms of Mr. Eastman's agreement, if he is terminated without cause or resigns with reasonable justification, he will be entitled to receive his base salary and the continuation of his medical benefits through the term of the agreement. If Mr. Eastman's employment with Musician's Friend, Inc. is terminated for any other reason, he will be entitled only to his accrued base salary through the date of termination.

MANAGEMENT STOCK OPTION AGREEMENTS

    In June 1996, we granted options which we refer to as "management options" to each of Messrs. Thomas and Albertson to purchase 397,985 shares of common stock at an exercise price of $10.89 per share pursuant to stock option agreements. Unless terminated or accelerated, each management option vests in three equal installments in 2003, 2004 and 2005 and will terminate upon the first to occur of:

    - June 5, 2005;

    - the consummation of a sale of Guitar Center, as more fully described in the management option agreement; or

    - the termination, either voluntarily or for cause, of the employment of the respective executive officer.

    The vesting of each management option was subject to acceleration upon the attainment of certain performance targets. Each management option became exercisable in full in 1997 as a result of the performance targets being satisfied.

OTHER OPTION ARRANGEMENTS

    The three private equity firms which financed our 1996 recapitalization, affiliates of J.P. Morgan Partners, LLC, Norwest Equity Partners and Weston Presidio Capital Partners (the "Investors"), granted some members of management options to purchase an aggregate of 273,344 shares of common stock at a purchase price of $4.33 per share. Each grant of one of these options, which we refer to as "Investor options," is deemed to be granted by each Investor to the members of management in the same ratio as granted by each Investor (I.E., 75.00% by J.P. Morgan Partners, 14.29% by Norwest and 10.71% by Weston Presidio). Included in the Investor options are options to purchase 109,722 shares of common stock that were granted to each of Messrs. Thomas and Albertson and 3,850 shares of common stock that were granted to each of Messrs. Ross and Soosman. The Investor options were granted in December 1996, are presently exercisable and will expire on December 30, 2001.

EMPLOYEE STOCK PURCHASE PLAN

    Our Employee Stock Purchase Plan is described under the caption "Proposal No. 2: Approval of the Adoption of the Employee Stock Purchase Plan."

AMENDED 1997 EQUITY PARTICIPATION PLAN

    Our 1997 Plan is described under the caption "Proposal No. 3: Approval of the Amendment to the Amended 1997 Equity Participation Plan to Increase the Number of Shares Authorized for Issuance."

OPTION GRANTS IN 2000

    In 2000, we granted options to purchase 915,008 shares of common stock under our 1997 Plan, and granted options to acquire 303,798 of those shares to our named executive officers. As of the date of this proxy statement, options to purchase 2,468,286 shares of our common stock have been granted, and 565,271 shares remain available for grant under our 1997 Plan. In general, options granted under the 1997 Plan vest over four years and expire on the tenth anniversary of the date of grant.

    The following table shows certain information regarding options granted to our named executive officers during the fiscal year ended December 31, 2000.

                                                                                         POTENTIAL REALIZABLE VALUE
                        NUMBER OF    INDIVIDUAL GRANTS                                   AT ASSUMED ANNUAL RATES OF
                        SECURITIES      % OF TOTAL                                        STOCK PRICE APPRECIATION
                        UNDERLYING    OPTIONS GRANTED    EXERCISE OF                         FOR OPTION TERM(2)
                         OPTIONS      TO EMPLOYEES IN    BASE PRICE                      ---------------------------
NAME                    GRANTED(#)    THE FISCAL YEAR     ($/SH)(1)    EXPIRATION DATE      5% ($)        10% ($)
----                    ----------   -----------------   -----------   ---------------   ------------   ------------
Larry Thomas.........     60,000            6.5            $10.56       April 5, 2010     $1,032,000     $1,643,400
                          20,000            2.2            $13.88         May 2, 2010        452,200        720,000
Marty Albertson......     60,000            6.5            $10.56       April 5, 2010      1,032,000      1,643,400
                          20,000            2.2            $13.88         May 2, 2010        452,200        720,000
Bruce Ross...........     40,000            4.4            $10.56       April 5, 2010        688,000      1,095,600
Barry Soosman........     40,000            4.4            $10.56       April 5, 2010        688,000      1,095,600
Robert Eastman.......     40,000            4.4            $10.56       April 5, 2010        688,000      1,095,600
                          23,798            2.6            $15.94       April 5, 2010        617,796        983,809

------------------------

(1) All options were granted at the fair market value of our common stock on the date of grant, except for the grant of 23,798 shares to Mr. Eastman, which option has a strike price equal to the fair market value of our common stock on May 27, 1999, the date we acquired Musician's Friend, Inc.

(2) Reflects the value of the stock option on the date of grant assuming
    (i) for the 5% column, a five-percent annual rate of appreciation in our common stock over the ten-year term of the option, and (ii) for the 10% column, a ten-percent annual rate of appreciation in our common stock over the ten-year term of the option, in each case without discounting to net present value and before income taxes associated with the exercise. The 5% and 10% assumed rates of appreciation are based on the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future price of our common stock. The amounts in this table may not be achieved.

AGGREGATE OPTION EXERCISES IN 2000; 2000 YEAR-END OPTION VALUES

    The following table sets forth, on an aggregated basis, information regarding securities underlying unexercised options during the fiscal year ended December 31, 2000 by our named executive officers:

                                                                        OPTION VALUES AT DECEMBER 31, 2000
                                                             ---------------------------------------------------------
                                                                      NUMBER OF                     VALUE OF
                                                                SECURITIES UNDERLYING              UNEXERCISED
                                                                     UNEXERCISED                  IN-THE-MONEY
                                                                     OPTIONS AT                    OPTIONS AT
                                                                FISCAL YEAR-END(#)(2)         FISCAL YEAR-END($)(3)
                          SHARES ACQUIRED   VALUE REALIZED   ---------------------------   ---------------------------
NAME                      AT EXERCISE(#)        ($)(1)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                      ---------------   --------------   -----------   -------------   -----------   -------------
Larry Thomas...........                                        397,985         80,000              --             --
Marty Albertson........                                        397,985         80,000              --             --
Bruce Ross.............        20,000          $80,319         115,198         40,000              --             --
Barry Soosman..........                                        159,198         40,000              --             --
Robert Eastman.........                                         21,368        124,222              --             --

------------------------

(1) Fair market value of our common stock on date of exercise minus the exercise price.

(2) The securities underlying the options are shares of common stock.

(3) None of the named executive officers' options was in-the-money as of the fiscal year end.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal 2000, the compensation committee consisted of Messrs. Ferguson and Starrett, neither of whom (1) is a present or former officer or employee of Guitar Center, or (2) is engaged in any transactions described under the heading "Certain Transactions."

                              CERTAIN TRANSACTIONS

TRANSACTIONS WITH AFFILIATES OF NORWEST EQUITY PARTNERS

    Foothill Capital Corporation, an affiliate of Norwest Equity Partners, leads a syndicate of lenders who provide our current senior credit facility, for which we pay interest and fees that we believe reflect market terms.

MANAGEMENT LOANS

    We have loans outstanding to Bruce Ross, our Executive Vice President and Chief Financial Officer, under which the greatest aggregate principal amount outstanding during the 2000 fiscal year was approximately $79,000. As of March 15, 2001, there was approximately an aggregate principal amount outstanding of $79,000. One loan of approximately $49,000 was made under the terms of our Employee Loan Assistance Program, our program to loan money to certain of our employees to enable them to purchase shares of our common stock. This is a recourse loan bearing interest at the prime rate as established by Wells Fargo Bank, N.A. and payable in full in September 2004. The other loan, of approximately $30,000, is a demand loan which bears interest at the rate of 6.42% per annum.

                         COMPENSATION COMMITTEE REPORT

    During 2000, the compensation committee of the Board of Directors was comprised of Mr. Ferguson and Mr. Starrett, two non-employee directors, who administered our executive compensation programs and policies. Our executive compensation programs are designed to attract, motivate and retain the executive talent needed to optimize shareholder value in a competitive environment. The programs are intended to support the goal of increasing stockholder value while facilitating our business strategies and long-range plans.

    The following is the compensation committee's report submitted to the Board of Directors addressing the compensation of our executive officers for fiscal 2000.

COMPENSATION POLICY AND PHILOSOPHY

    Our executive compensation policy is:

    - designed to establish an appropriate relationship between executive pay and our annual performance, its long term growth objectives and its ability to attract and retain qualified executive officers; and

    - based on the belief that the interests of the executives should be closely aligned with our stockholders.

    The compensation committee attempts to achieve these goals by integrating competitive annual base salaries with:

    - annual incentive bonuses based on corporate performance and on the achievement of specified performance objectives set forth in our financial plan for the respective fiscal year; and

    - stock options through various plans.

    In support of this philosophy, a meaningful portion of each executive's compensation is placed at-risk and linked to the accomplishment of specific results that are expected to lead to the creation of value for our stockholders from both the short term and long term perspectives. The compensation committee believes that cash compensation in the form of salary and performance-based incentive bonuses provides our executives with short term rewards for success in operations, and that long term compensation through the award of stock options encourages growth in management stock ownership which leads to expansion of management's stake in our long term performance and success. The compensation committee considers all elements of compensation and the compensation policy when determining individual components of pay.

    The Board of Directors believes that leadership and motivation of our employees are critical to achieving the objective of maintaining our leadership position in musical products retailing in the United States. The compensation committee is responsible to the Board of Directors for ensuring that its executive officers are highly qualified and that they are compensated in a way that furthers our business strategies and which aligns their interests with those of our stockholders. To support this philosophy, the following principles provide a framework for executive compensation:

    - offer compensation opportunities that attract the best talent;

    - motivate individuals to perform at their highest levels;

    - reward outstanding achievement;

    - retain those with leadership abilities and skills necessary for building long-term shareholder value;

    - maintain a significant portion of executives' total compensation at risk, tied to both our annual and long-term financial performance and the creation of incremental shareholder value; and

    - encourage executives to manage from the perspective of owners with an equity stake in Guitar Center.

EXECUTIVE COMPENSATION COMPONENTS

    As discussed below, our executive compensation package is primarily comprised of three components: base salary, annual incentive bonuses and stock options.

    BASE SALARY. In 2000, Messrs. Thomas, Albertson, Soosman and Ross were employed under contracts established in 1996, and Mr. Eastman was employed under a contract established in 1999. Mr. Albertson's contract was subject to an adjustment in base compensation approved in 1997 and

Messrs. Soosman's and Ross's contracts were subject to extensions in the term of the agreements approved in 1998.

    ANNUAL INCENTIVE BONUSES. For fiscal 2000, annual incentive bonuses for the Co-Chief Executive Officers were based upon the discretion of the committee and include the following components: (1) our targeted net income and earnings per share estimates for fiscal 2000, and (2) individual merit. Target awards for each executive officer were set in relation to base salary. On average, named executive officers' actual bonuses were 72% of each such person's base salary for the fiscal year 2000. See "Summary Compensation Table."

    LONG TERM INCENTIVE COMPENSATION. We granted options to purchase 80,000 shares of our common stock to each of Larry Thomas and Marty Albertson, our Co-Chief Executive Officers. We granted options to purchase 40,000 shares of our common stock to each of Bruce Ross, our Chief Financial Officer and Barry Soosman, our General Counsel. We granted options to purchase 63,798 shares of our common stock to Robert Eastman, Chief Executive Officer of Musician's Friend, Inc.

COMPENSATION OF CO-CHIEF EXECUTIVE OFFICERS

    The compensation committee believes that Larry Thomas and Marty Albertson, our Co-Chief Executive Officers, provide valuable services and that their compensation should therefore be competitive with that paid to executives at comparable companies. In addition, the compensation committee believes that an important portion of their respective compensation should be based on our performance.

    Mr. Thomas's annual base salary for fiscal 2000 was $500,000. Mr. Thomas's base salary was determined by his employment agreement, which expires June 5, 2001. The annual incentive bonus paid to Mr. Thomas for fiscal 2000, which was $500,000, was paid for his performance and role in effectuating our achievement of certain targeted earnings and growth estimates during fiscal 2000.

    Mr. Albertson's annual base salary for fiscal 2000 was $500,000.
Mr. Albertson's base salary was determined by his employment agreement, which expires June 5, 2001. The annual incentive bonus paid to Mr. Albertson for fiscal 2000, was $500,000 and was paid for his performance and role in effectuating our achievement of targeted earnings and growth estimates during fiscal 2000.

INTERNAL REVENUE CODE SECTION 162(m)

    Under Section 162(m) of the Internal Revenue Code, the amount of compensation paid to certain executives that is deductible with respect to our corporate taxes is limited to $1,000,000 annually. It is the current policy of the compensation committee to maximize, to the extent reasonably possible, our ability to obtain a corporate tax deduction for compensation paid to our executive officers to the extent consistent with the best interests of Guitar Center and our stockholders.

                                          COMPENSATION COMMITTEE
                                          David Ferguson
                                          Peter Starrett

    THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THESE ACTS.

                             AUDIT COMMITTEE REPORT

    Our audit committee was established on January 15, 1997 and adopted its audit committee charter on February 17, 2000, a copy of which is attached to this proxy statement as Annex B. During fiscal 2000, the audit committee of the Board of Directors was comprised of Messrs. Burge, Kibel and Walker, at least two of whom are "independent" directors, as determined in accordance with Rule 4200(a)(15) of the Nasdaq Stock Market's regulations.

    Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes. The following is the audit committee's report submitted to the Board of Directors for the fiscal year ended December 31, 2000.

    The audit committee has:

    - reviewed and discussed the Company's audited financial statements with management and the independent accountants;

    - discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

    - received from KPMG LLP the written disclosures and the letter regarding their independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them.

    In addition, based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Steven Burge
                                          Harvey Kibel
                                          Jeffrey Walker

    THE AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THESE ACTS.

                            STOCK PERFORMANCE GRAPH

    The following graph compares our cumulative total stockholder return on the common stock (no dividends have been paid thereon) with the cumulative total return of (1) the S&P 500 Index and (2) the S&P Retail (Specialty) Index, for 1999 and 2000.

    The historical stock market performance of the common stock shown below is not necessarily indicative of future stock performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GUITAR CENTER,S & P 5S & P RETAIL (SPECIALTY)
3/14/9 $100 $100 $100
3/97 $107 $96 $103
6/97 $113 $113 $118
9/97 $165 $121 $121
12/97 $153 $125 $110
3/98 $158 $142 $116
6/98 $201 $147 $106
9/98 $125 $132 $71
12/98 $164 $160 $94
3/99 $136 $168 $102
6/99 $70 $180 $100
9/99 $63 $169 $68
12/99 $67 $194 $67
3/00 $76 $198 $67
6/00 $70 $193 $55
9/00 $82 $191 $61
12/00 $76 $176 $56

    THE STOCK PERFORMANCE GRAPH ABOVE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THESE ACTS.

                               OTHER INFORMATION

OTHER MATTERS AT THE MEETING

    We do not know of any matters to be presented at the annual meeting other than those mentioned in this proxy statement. If any other matters are properly brought before the annual meeting, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

AMENDMENT OF BYLAWS TO ALLOW ELECTRONIC PROXIES

    In order to harmonize our Amended and Restated Bylaws with recent changes in the Delaware General Corporation Law (the "DGCL"), our Board of Directors will amend our Bylaws in advance of the annual meeting to allow for the use of electronic proxies. Currently, our Bylaws require that a written proxy be signed by the stockholder and filed with our Secretary, while DGCL section 212(c), as amended, allows a stockholder to authorize a valid proxy by the use of "telegram, cablegram, or other means of electronic transmission."

INDEPENDENT PUBLIC ACCOUNTANTS

    Our auditors for the fiscal year ended December 31, 2000 were KPMG LLP. A representative of KPMG LLP will be present at the meeting, will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

    AUDIT FEES: The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $172,000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: For the fiscal year ended December 31, 2000, the Company paid no fees to its principal accountants for professional services rendered in connection with the operation, supervision or management of the Company's information systems or local area network, or for the design or implementation of a hardware or software system for aggregating source data underlying the Company's financial statements, or generating information that is significant to such statements, taken as a whole. Since the Company paid no fees to its principal accountants for information technology services, the audit committee did not consider whether the provision of such services to the Company is compatible with maintaining the auditor's independence.

    ALL OTHER FEES: The aggregate fees billed for services rendered by the Company's principal accountants, other than described above, for the fiscal year ended December 31, 2000 were $704,000.

ANNUAL REPORT ON FORM 10-K; AVAILABLE INFORMATION

    Each stockholder receiving this proxy statement is being provided with a copy of our Annual Report to Stockholders. We have also filed with the Securities and Exchange Commission an Annual Report on Form 10-K. We will provide without charge a copy of our Form 10-K and/or our 1997 Plan upon written request to our Secretary. Copies of exhibits to our Form 10-K are available from us upon reimbursement of our reasonable costs in providing these documents and written request to our Secretary. Please address requests for these documents to: Secretary, Guitar Center, Inc., P.O. Box 5111, Thousand Oaks, California 91359-5111. Our filings with the Securities and Exchange Commission may be inspected at the offices of the Securities and Exchange Commission located in Washington, D.C. Documents filed electronically with the Securities and Exchange Commission may also be accessed through the website maintained by it at: www.sec.gov.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the stockholders at the annual meeting in 2002. Your proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at Guitar Center, Inc., 5795 Lindero Canyon Road, Westlake Village, California 91362 and must be received no later than November 28, 2001. Your notice must include:

    - your name and address and the text of the proposal to be introduced;

    - the number of shares of stock you hold of record, beneficially own and represent by proxy as of the date of your notice; and

    - a representation that you intend to appear in person or by proxy at the meeting to introduce the proposal specified in your notice.

    The chairman of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our Amended and Restated Bylaws. Our Amended and Restated Bylaws also provide for separate advance notice procedures which must be complied with to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting.

                                          By Order of the Board of Directors

                                          /s/ Larry Thomas
                                          Larry Thomas
                                          CHAIRMAN AND CO-CHIEF EXECUTIVE
                                          OFFICER

Westlake Village, California
March 21, 2001

                                                                         ANNEX A

                              GUITAR CENTER, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

    Guitar Center, Inc., a Delaware corporation (the "COMPANY"), hereby adopts the Guitar Center, Inc. Employee Stock Purchase Plan (the "PLAN"), effective as of February 8, 2001.

    The purposes of the Plan are as follows:

        (1) To assist eligible employees of the Company and its Designated Subsidiary Corporations (as defined below) in acquiring stock ownership in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan," within the meaning of Section 423(b) of the Code (as defined below); and

        (2) To help such employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiary Corporations.

    1. DEFINITIONS. Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless the context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

    (a) "ACCOUNT" shall mean the account established for an Eligible Employee under the Plan with respect to an Offering Period.

    (b) "AGENT" shall mean the brokerage firm, bank or other financial institution, entity or person(s) engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

    (c) "AUTHORIZATION" shall mean an Eligible Employee's payroll deduction authorization with respect to an Offering Period provided by such Eligible Employee in accordance with Section 3(b).

    (d) "BASE COMPENSATION" of an Eligible Employee shall mean the gross base compensation received by such Eligible Employee on each Payday as compensation for services to the Company or any Designated Subsidiary Corporation, excluding overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special-payments.

    (e) "BOARD" means the Board of Directors of the Company.

    (f) "CODE" means the Internal Revenue Code of 1986, as amended.

    (g) "COMMITTEE" means the committee of the Board appointed to administer the Plan pursuant to Section 13.

    (h) "COMPANY" means Guitar Center, Inc., a Delaware corporation.

    (i) "DATE OF EXERCISE" of any Option means the date on which such Option is exercised, which shall be the last day of the Offering Period with respect to which the Option was granted, in accordance with Section 4(a) (except as provided in Section 9).

    (j) "DATE OF GRANT" of any Option means the date on which such Option is granted, which shall be the first day of the Offering Period with respect to which the Option was granted, in accordance with Section 3(a).

    (k) "DESIGNATED SUBSIDIARY CORPORATION" means any Subsidiary Corporation designated by the Board in accordance with Section 14.

    (l) "ELIGIBLE EMPLOYEE" means an Employee of the Company or any Designated Subsidiary Corporation: (i) who does not, immediately after the Option is granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent Corporation or a Subsidiary Corporation (as determined under Section 423(b)(3) of the Code);
(ii) whose customary employment is for more than twenty (20) hours per week; and
(iii) whose customary employment is for more than five (5) months in any calendar year. For purposes of paragraph (i) above, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an individual shall be treated as an Employee of the Company or Subsidiary Corporation employing such individual immediately prior to such leave.

    (m) "EMPLOYEE" shall mean an individual who renders services to the Company or a Subsidiary Corporation in the status of an "employee," within the meaning of Code Section 3401(c). "Employee" shall not include any director of the Company or a Subsidiary Corporation who does not render services to the Company or a Subsidiary Corporation in the status of an "employee," within the meaning of Code Section 3401(c).

    (n) "OFFERING PERIOD" shall mean each six-month offering period or such shorter or longer offering periods, as shall be established by the Committee in its discretion. Options shall be granted on the Date of Grant and exercised on the Date of Exercise, as provided in Sections 3(a) and 4(a), respectively.

    (o) "OPTION" means an option to purchase shares of Stock granted under the Plan to an Eligible Employee in accordance with Section 3(a).

    (p) "OPTION PRICE" means the option price per share of Stock determined in accordance with Section 4(b).

    (q) "PARENT CORPORATION" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (r) "PAYDAY" means the regular and recurring established day for payment of Base Compensation to an Employee of the Company or any Subsidiary Corporation.

    (s) "PLAN" means this Guitar Center, Inc. Employee Stock Purchase Plan.

    (t) "STOCK" means the shares of the Company's Common Stock, $.01 par value.

    (u) "SUBSIDIARY CORPORATION" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 9 hereof (relating to adjustments upon changes in the Stock) and Section 12 hereof (relating to amendments of the Plan), the Stock that may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate Five Hundred Thousand (500,000) shares of Stock. The shares of Stock sold pursuant to Options granted under the Plan may be unissued shares or treasury shares of Stock, or shares of Stock bought on the Nasdaq National Market, or other market or stock exchange, or repurchased in private transactions, for purposes of the Plan.

    3.  GRANT OF OPTIONS.

    (a) OPTION GRANTS. The Company shall grant Options under the Plan to all Eligible Employees in successive Offering Periods until the earlier of: (i) the date on which the number of shares of Stock available under the Plan have been sold, or (ii) the date on which the Plan is suspended or terminates.

Each Employee who is an Eligible Employee on the first day of an Offering Period shall be granted an Option with respect to such Offering Period. The Date of Grant of such an Option shall be the first day of the Offering Period with respect to which such Option was granted. Each Option shall expire on the Date of Exercise immediately after the automatic exercise of the Option in accordance with Section 4(a), unless such Option terminates earlier in accordance with
Section 5, 6 or 9. The number of shares of Stock subject to an Eligible Employee's Option shall equal the cumulative payroll deductions authorized by such Eligible Employee in accordance with subsection (b) for the Option Period (if any), divided by the Option Price; PROVIDED, HOWEVER, that the number of shares of Stock subject to such Option shall not exceed Two Thousand (2,000) shares; and, PROVIDED, FURTHER, that the number of shares of Stock subject to such Option shall not exceed the number determined in accordance with subsection
(c). The Company shall not grant an Option with respect to an Offering Period to any individual who is not an Eligible Employee on the first day of such Offering Period.

    (b) ELECTION TO PARTICIPATE; PAYROLL DEDUCTION AUTHORIZATION. Except as provided in subsection (d), an Eligible Employee shall participate in the Plan only by means of payroll deduction. Each Eligible Employee who elects to participate in the Plan with respect to an Offering Period shall deliver to the Company, not later than ten (10) days before the first day of the Offering Period, a completed and executed written payroll deduction authorization in a form prepared by the Committee (the "AUTHORIZATION"). An Eligible Employee's Authorization shall give notice of such Eligible Employee's election to participate in the Plan for the next following Offering Period (and subsequent Offering Periods) and shall designate a whole percentage of such Eligible Employee's Base Compensation to be withheld by the Company or the Designated Subsidiary Corporation employing such Eligible Employee on each Payday during the Offering Period. An Eligible Employee may designate any whole percentage of Base Compensation which is not be less than one percent (1%) and not more than fifteen percent (15%). An Eligible Employee's Base Compensation payable during an Offering Period shall be reduced each Payday through payroll deduction in an amount equal to the percentage specified in the Authorization, and such amount shall be credited to such Eligible Employee's Account under the Plan. An Eligible Employee may change the percentage of Base Compensation designated in the Authorization, subject to the limits of this subsection (b), or may suspend the Authorization, at any time during the Offering Period, provided, that any such change or suspension shall become effective as promptly as reasonably practicable after receipt by the Company. Any Authorization shall remain in effect for each subsequent Offering Period, unless the Eligible Employee submits a new Authorization pursuant to this subsection (b), withdraws from the Plan pursuant to Section 5, ceases to be an Eligible Employee as defined in
Section 1(l) or terminates employment as provided in Section 6.

    (c) $25,000 LIMITATION. No Eligible Employee shall be granted an Option under the Plan which permits his or her rights to purchase shares of Stock under the Plan, together with other options to purchase shares of Stock or other stock under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to the Section 423, to accrue at a rate which exceeds $25,000 of fair market value of such shares of Stock or other stock (determined at the time the Option or other option is granted) for each calendar year in which the Option is outstanding at any time. For purpose of the limitation imposed by this subsection, (i) the right to purchase shares of Stock or other stock under an Option or other option accrues when the Option or other option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase shares of Stock or other stock under an Option or other option accrues at the rate provided in the Option or other option, but in no case may such rate exceed $25,000 of the fair market value of such Stock or other stock (determined at the time such Option or other option is granted) for any one calendar year, and (iii) a right to purchase Stock or other stock which has accrued under an Option or other option may not be carried over to any Option or other option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

    (d) LEAVES OF ABSENCE. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an Employee may continue to participate in the Plan by making cash payments to the Company on each Payday equal to the amount of the Employee's payroll deduction under the Plan for the Payday immediately preceding the first day of such Employee's leave of absence.

    4.  EXERCISE OF OPTIONS; OPTION PRICE.

    (a) OPTION EXERCISE. Each Employee automatically and without any act on such Employee's part shall be deemed to have exercised such Employee's Option on the Date of Exercise to the extent that the balance then in the Employee's Account is sufficient to purchase, at the Option Price, whole shares of the Stock subject to the Option. Any amounts remaining in an Employee Account following the purchase of whose shares of Stock pursuant to the preceding sentence because such amounts were insufficient to purchase a whole share of the Stock shall be carried over and remain credited to the Employee Account.

    (b) OPTION PRICE DEFINED. The option price per share of Stock (the "OPTION PRICE") to be paid by an Employee upon the exercise of the Employee's Option shall be equal to 85% of the lesser of: (i) the Fair Market Value of a share of Stock on the Date of Exercise and (ii) the Fair Market Value of a share of Stock on the Date of Grant. The Fair Market Value of a share of Stock as of a given date shall be: (A) the closing price of a share of Stock on the principal exchange on which the Stock is then trading, if any, on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred); (B) if the Stock is not traded on an exchange, but is quoted on Nasdaq or a successor quotation system, (I) the last sales price (if the Stock is then listed as a National Market Issue under the Nasdaq National Market), or (II) the mean between the closing representative bid and asked prices (in all other cases) for a share of Stock on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred) as reported by Nasdaq or such successor quotation system; (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Stock on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred), as determined in good faith by the Committee; or
(iv) if the Stock is not publicly traded, the fair market value of a share of Stock established by the Committee acting in good faith.

    (c) BOOK ENTRY/SHARE CERTIFICATES. As soon as practicable after the purchase of shares of Stock upon the exercise of an Option by an Employee, the Company shall issue the shares of Stock to such Employee and such shares shall be held in the custody of the Agent for the benefit of the Employee. The Company or the Agent shall make an entry on its books and records indicating that the shares of Stock purchased in connection with such exercise have been duly issued as of that date to such Employee. An Employee shall have the right at any time to request in writing a certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder. Upon receipt of an Employee's written request for any such certificate, the Company shall (or shall cause the Agent to), as promptly as reasonably practicable after the date of such receipt, deliver any such certificate to the Employee. Nothing in this subsection
(c) shall prohibit the sale or other disposition by an Employee of shares of Stock purchased hereunder. In the event the Company is required to obtain authority from any commission or agency to issue any certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder, the Company shall seek to obtain such authority as soon as reasonably practicable.

    (d) PRO RATA ALLOCATIONS. If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares of Stock remaining unsold under the Plan (after deduction for all shares of Stock for which Options have theretofore been exercised), the Committee shall make a pro rata allocation of the available remaining shares of Stock in as nearly a uniform manner as shall be practicable and the balance of the amount credited to the Account of each Employee which has not been applied to the purchase of shares of Stock shall be paid to such Employee in one lump sum in cash within thirty (30) days after the Date of Exercise, without any interest thereon.

    (e) INFORMATION STATEMENT. The Company shall provide each Employee whose Option is exercised with an information statement in accordance with
Section 6039(a) of the Code and the Treasury Regulations thereunder. The Company shall maintain a procedure for identifying certificates of shares of Stock sold upon the exercise of Options in accordance with Section 6039(b) of the Code.

    5.  WITHDRAWAL FROM THE PLAN.

    (a) WITHDRAWAL ELECTION. An Employee may withdraw from participation under the Plan at any time, except that an Employee may not withdraw during the last ten (10) days of any Option Period or such other period as shall be established by the Committee in its discretion. An Employee electing to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Committee (the "WITHDRAWAL ELECTION"), not later than ten (10) days prior to the Date of Exercise for such Option Period. Upon receipt of an Employee's Withdrawal Election, the Company or Subsidiary Corporation employing the Employee shall pay to the Employee the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, and subject to
Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee, in either case as promptly as reasonably practicable following receipt of the Employee's Withdrawal Election. Upon receipt of an Employee's Withdrawal Election by the Company, the Employee shall cease to participate in the Plan and the Employee's Option for such Option Period shall terminate.

    (b) ELIGIBILITY FOLLOWING WITHDRAWAL. An Employee who withdraws from the Plan with respect to an Option Period, and who is still an Eligible Employee, may elect to participate again in the Plan for any subsequent Offering Period by delivering to the Company an Authorization pursuant to Section 3(b).

    6.  TERMINATION OF EMPLOYMENT.

    (a) TERMINATION OF EMPLOYMENT OTHER THAN BY DEATH. If the employment of an Employee with the Company and any Designated Subsidiary Corporation terminates other than by death, the Employee's participation in the Plan automatically and without any act on the Employee's part shall terminate as of the date of the termination of the Employee's employment. As soon as practicable after such a termination of employment, the Company or Subsidiary Corporation employing the Employee shall pay to the Employee the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, and subject to
Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee. Upon an Employee's termination of employment covered by this subsection, the Employee's Authorization and Option under the Plan shall terminate.

    (b) TERMINATION BY DEATH. If the employment of an Employee is terminated by the Employee's death, the executor of the Employee's will or the administrator of the Employee's estate, by written notice to the Company, may request payment of the balance in the Employee's Account, in which event the Company or Subsidiary Corporation employing the Employee shall pay the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Employee's estate or beneficiary certificates for any whole shares of Stock previously purchased by the Employee as promptly as reasonably practicable after receiving such notice. Upon receipt of such notice, the Employee's Authorization and Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, the Employee's Option shall be deemed to have been exercised on such Date of Exercise.

    7. RESTRICTION UPON ASSIGNMENT. An Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Employee's lifetime only by the Employee. Except as provided in Section 6(b) hereof, an Option may not be exercised to any extent except by the Employee. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Employee's interest in the Plan, the Employee's Option or any rights under the Employee's Option.

    8. NO RIGHTS OF STOCKHOLDERS UNTIL SHARES ISSUED. With respect to shares of Stock subject to an Option, an Employee shall not be deemed to be a stockholder of the Company, and the Employee shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Employee or his or her nominee following exercise of the Employee's Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

    9.  CHANGES IN THE STOCK AND CORPORATE EVENTS; ADJUSTMENT OF OPTIONS.

    (a) Subject to Section 9(c), in the event that the Committee, in its sole discretion, determines that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

        (i) the number and kind of shares of Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitation in Section 3(a) on the maximum number of shares of Stock which may be purchased);

        (ii) the number and kind of shares of Stock (or other securities or property) subject to outstanding Options; and

        (iii) the exercise price with respect to any Option.

    (b) Subject to Section 9(c), in the event of any transaction or event described in Section 9(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Employee's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

        (i) To provide that all Options outstanding shall terminate without being exercised on such date as the Committee determines in its sole discretion;

        (ii) To provide that all Options outstanding shall be exercised prior to the Date of Exercise of such Options on such date as the Committee determines in its sole discretion and such Options shall terminate immediately after such exercises;

        (iii) To provide for either the purchase of any Option outstanding for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option had such Option been currently exercisable, or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

        (iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

        (v) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Options, or in the terms and conditions of (outstanding Options, or Options which may be granted in the future.

    (c) No adjustment or action described in this Section 9 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

    (d) The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof of which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    10. USE OF FUNDS; NO INTEREST PAID. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Employee or credited to any Employee's Account with respect to such funds.

    11.  DIVIDENDS.

    (a) Cash dividends and other cash distributions received by the Agent with respect to Stock held in its custody hereunder will be credited to each Employee's Account in accordance with such Employee's interests in such Stock, and shall be applied, as soon as practicable after the receipt thereof by the Agent, to the purchase in the open market at prevailing market prices of the number of whole shares of Stock that may be purchased with such funds (after deductions of any bank service fees, brokerage charges, transfer taxes, and any other transaction fee, expense or cost payable in connection with the purchase of such shares of Stock and not otherwise paid by the Employer.)

    (b) All purchases of shares of Stock made pursuant to this Section 11 will be made in the name of the Agent or its nominee, and shall be transferred and credited to the Account(s) of the Employees to which such dividends or other distributions were credited. Dividends paid in the form of shares of Stock will be allocated by the Agent, as and when received, with respect to Stock held in its custody hereunder to the Account of each Employee in accordance with such Employee's interests in such Stock. Property, other than Stock or cash, received by the Agent as a distribution on Stock held in its custody hereunder, shall be sold by the Agent for the accounts of Employees, and the Agent shall treat the proceeds of such sale in the same manner as cash dividends received by the Agent on Stock held in its custody hereunder.

    12. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Board may amend, suspend, or terminate the Plan at any time and from time to time, provided that approval by a vote of the holders of the outstanding shares of the Company's capital stock entitled to vote shall be required to amend the Plan to:
(a) change the number of shares of Stock that may be sold pursuant to Options under the Plan, (b) alter the requirements for eligibility to participate in the Plan, or (c) in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

    13.  ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS.

    (a) APPOINTMENT OF COMMITTEE. The Plan shall be administered by the Committee, which shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until the member dies, resigns or is removed from office by the Board. The Board or the Committee at its option may utilize the services of an agent to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Employee or may delegate some or all of its authority to administer the Plan to a committee comprised of one or more members of the Company's management.

    (b) DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Committee shall have the power to interpret the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

    (c) MAJORITY RULE. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

    (d) COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Employees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.

    14. DESIGNATION OF SUBSIDIARY CORPORATIONS. The Board shall designate from among the Subsidiary Corporations, as determined from time to time, the Subsidiary Corporation or Subsidiary Corporations whose Employees shall be eligible to be granted Options under the Plan. The Board may designate a Subsidiary Corporation, or terminate the designation of a Subsidiary Corporation, without the approval of the stockholders of the Company.

    15. NO RIGHTS AS AN EMPLOYEE. Nothing in the Plan shall be construed to give any person (including any Eligible Employee) the right to remain in the employ of the Company, a Parent Corporation or a Subsidiary Corporation or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee) at any time, with or without cause.

    16. TERM; APPROVAL BY STOCKHOLDERS. Subject to approval by the stockholders of the Company in accordance with this Section, the Plan shall be in effect until December 31, 2010, unless sooner terminated in accordance with
Section 12. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the adoption of the Plan by the Board. Options may be granted prior to such stockholder approval; PROVIDED, HOWEVER, that such Options shall not be exercisable prior to the time when the Plan is approved by the Company's stockholders; and, PROVIDED, FURTHER, that if such approval has not been obtained by the end of said 12-month period, all Options previously granted under the Plan shall thereupon terminate without being exercised.

    17. EFFECT UPON OTHER PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation to: (a) establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

    18. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

    (a) The admission of such shares to listing on all stock exchanges, if any, on which is then listed;

    (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

    (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

    (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

    (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

    19. NOTIFICATION OF DISPOSITION. Each Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made:
(a) within two (2) years from the Date of Grant of the Option, or (b) within one
(1) year after the transfer of such shares of Stock to such Employee upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

    20. NOTICES. Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Employee shall be addressed to such Employee at such Employee's last address as reflected in the Company's records. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

    21. COMPLIANCE WITH LAWS. All Eligible Employees will have equal rights and privileges under this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code or applicable Treasury regulations thereunder. Any provision of this Plan that is inconsistent with Section 423 or applicable Treasury regulations will, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury regulations. This Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission under those acts, including Rule 16b-3. This Plan is intended to be administered, and options will be granted and may be exercised, only in a manner which conforms to these laws, rules and regulations. To the extent permitted by applicable law, this Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to these laws, rules and regulations.

    22. HEADINGS. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                 * * * * * * *

                                                                         ANNEX B

                            AUDIT COMMITTEE CHARTER
                              GUITAR CENTER, INC.

    The Audit Committee of the Board of Directors of the Company was established by the action of the Board in adopting the Bylaws of the Company. The provisions of the Bylaws set forth the basic responsibilities and Board procedures for the Audit Committee. This Charter is intended to supplement the Bylaw provisions and to specify in more detail the membership and responsibilities of the Committee, as outlined below:

MEMBERSHIP

    The Audit Committee shall consist of not fewer than three nor more than five members of the Board of Directors. No member of the Committee shall be an active or retired employee of the Company, and all of them shall be independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with their independent judgment as a member of the Committee. Without limiting these requirements, the membership of the Audit Committee is to be maintained consistent with any applicable requirements of the Nasdaq National Market and the Securities and Exchange Commission and if at any time such membership falls out of compliance with Board will promptly reconfigure the Audit Committee as necessary.

AUTHORITY

    The Audit Committee may be requested by the Board of Directors to investigate any activity of the Company. All employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility.

RESPONSIBILITY

    The Audit Committee is to serve as a focal point for communication between non-committee directors, the independent accountants and Guitar Center's management, as their duties relate to financial accounting, reporting and controls. The Audit Committee is to assist the Board of Directors in overseeing the accounting policies and reporting practices of Guitar Center and all subsidiaries and the sufficiency of auditing relative thereto. It is to be the Board's principal agent in ensuring the independence of the Company's independent accountants, the integrity of management and the adequacy of disclosures to stockholders. The opportunity for the independent accountants to meet with the entire Board of Directors, as needed, is not to be restricted, however.

MEETINGS

    Absent special circumstances, the Audit Committee should hold no less than four regularly scheduled meetings each year and other meetings from time to time as may be deemed necessary.

ATTENDANCE

    Members of the Audit Committee should be present at all meetings. A majority shall constitute a quorum of the Audit Committee. A majority of the members in attendance shall decide any question brought before any meeting of the Committee. As necessary or desirable, the chairperson may request that members of management and representatives of the independent accountants be present at meetings of the Committee.

MINUTES

    Minutes of each meeting are to be prepared and sent to Committee members and presented to Guitar Center's directors who are not members of the Committee. Copies are to be provided to the Company's Chief Financial Officer and once approved shall be maintained in the Company's permanent records.

SPECIFIC DUTIES

1.  Review with representatives of the independent accountants:

       - The plan for and scope of its annual audit of the Company's financial statements.

       - The results of the annual audit.

       - Any recommendations with respect to internal controls and other financial matters, including any perceived weaknesses in the Company's internal controls, policies, and procedures.

       - Any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Company's financial statements.

       - Review the Annual Report in detail with the outside auditors.

2. Review the extent of any services outside the audit area performed for the Company by its independent accountants.

3. Review the fees proposed by the Company's independent accountants for their services.

4. Review compliance by officers and employees with the Company's policies on business ethics and public responsibility.

5. Review with management and the independent accountants, upon completion of their audit, financial results for the year prior to their release to the public. This review is to encompass:

       - The Company's financial statements and supplemental disclosures required by generally accepted accounting principles;

       - Significant transactions not a normal part of the Company's operation;

       - Changes if any, during the year in the Company's accounting principles or their application; and

       - Significant adjustments proposed by the independent accountants.

6. Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data and information. Also, as appropriate, to elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs. To inquire of the independent accountants, whether there have been any disagreements with management which if not satisfactorily resolved would have caused them issue a non-standard report on the Company's financial statements.

7. Discuss with the independent accountants the quality of the Company's financial and accounting personnel, and any relevant recommendations which the independent accountants may have regarding "material weaknesses" or reportable conditions. Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles and management reporting systems. Review written responses of management to the letter of comments and recommendations from the independent accounts.

8. Review the investment performance of the Profit Sharing Plan and recommend to the Board the appointment and replacement of investment managers and/or administrative managers.

9. Recommend to the Board of Directors any appropriate extensions or changes in the duties of the Committee.

10. Recommend to the Board of Directors the retention or replacement of the independent accountants.

11. Make such other recommendation to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

12. The Audit Committee will prepare a report for inclusion in the Annual Report that describes the Committee's composition and responsibilities and how the responsibilities were fulfilled. This report shall comply with the applicable requirements of the Securities and Exchange Commission.

                                   * * * * *

                           [GUITAR CENTER, INC. LOGO]

                            [MUSICIAN'S FRIEND LOGO]

                              WWW.GUITARCENTER.COM
                            WWW.MUSICIANSFRIEND.COM

                               GUITAR CENTER, INC.

         BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                     AT 9:00 A.M., THURSDAY, APRIL 26, 2001
                              HYATT WESTLAKE PLAZA
                          880 SOUTH WESTLAKE BOULEVARD
                       WESTLAKE VILLAGE, CALIFORNIA 91361

         The undersigned stockholder of Guitar Center, Inc. hereby revokes any proxy or proxies previously granted and appoints Larry Thomas, Marty Albertson, Bruce Ross and Barry Soosman, or any of them, as proxies, each with full powers of substitution and resubstitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment or postponement thereof.





- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                           -  FOLD AND DETACH HERE  -

                                                Please mark
                                               your votes as
                                                indicated in      X
                                                this example

  FOR all nominees listed below (except     WITHHOLD AUTHORITY
    as provided to the contrary below)      to vote for all nominees below

1.      Election of Directors.

(01) Larry Thomas, (02) Marty Albertson, (03) Steven Burge,
(04) David Ferguson, (05) Harvey Kibel, (06) Peter Starrett
(07) and Jeffrey Walker

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

                                                  FOR       AGAINST      ABSTAIN

                                    2. To approve the adoption of
                                       our Employee Stock Purchase Plan.

                                    3. To approve the amendment to our Amended
                                       1997 Equity Participation Plan to
                                       increase the number of shares that may be issued under the plan from 2,725,000 to 3,725,000.

                                    Please disregard if you have previously
                                    provided your consent decision.        [box]

                                    By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and stockholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke by consent at any time by contracting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing such documents, will by my responsibility.


(Signature of
Stockholder(s))_________________________________________________________________
Dated______________, 2001 (Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)


                           -  FOLD AND DETACH HERE  -

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

----------------------------------------          -----------------------------------------------          ------------------------
                 INTERNET                                            TELEPHONE                                        MAIL
     HTTP://WWW.PROXYVOTING.COM/GTRC                              1-800-840-1208
Use the Internet to vote your proxy.              Use any touch-tone telephone to vote your                Mark, sign and date your
Have your proxy card in hand when you      OR     proxy.  Have your proxy card in hand when you     OR     proxy card and return it
access the web site.  You will be                 call.  You will be prompted to enter your                in the enclosed
prompted to enter your control number,            control number, located in the box below, and            postage-paid envelope.
located in the box below, to create and           then follow the directions given.
submit an electronic ballot.
----------------------------------------          -----------------------------------------------          ------------------------

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.



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